UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2011
Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or	(Commission file number)	(I.R.S. Employer
Organization)		Identification Number)
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
(Address of principal executive offices)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 4.1
EX-4.2
EX-5.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
On March 30, 2011, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and its operating partnership, Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Underwriting Agreement with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in the Pricing Agreement described therein (the “Underwriters”), in connection with the public offering by the Operating Partnership of $325 million aggregate principal amount of the Operating Partnership’s 4.95% Guaranteed Notes Due April 15, 2018 (the “Notes”). The Company has fully and unconditionally guaranteed the payment of principal of and interest on the Notes. The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-158589) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).
Copies of each of the Underwriting Agreement and the Pricing Agreement are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on 8-K and the information in the Underwriting Agreement and the Pricing Agreement is incorporated into this Item 1.01 by this reference.
On April 5, 2011, the Operating Partnership completed the issuance and sale of the Notes. The net proceeds to the Company from the sale of the Notes, after the underwriters’ discount and offering expenses, are estimated to be approximately $318.9 million. The Company plans to use a portion of the net proceeds from the offering to reduce outstanding borrowings under its $600 million unsecured revolving credit facility. The Company intends to use the balance of the net proceeds from the offering for general corporate purposes, which may include repayment or repurchase of other indebtedness.
The Notes were issued under the Indenture, dated as of October 22, 2004 (the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005 (the “First Supplemental Indenture”), Second Supplemental Indenture dated as of October 4, 2006 (the “Second Supplemental Indenture”) and Third Supplemental Indenture dated as of April 5, 2011 (the “Third Supplemental Indenture”), among the Company, the Operating Partnership and The Bank of New York, as trustee. The Indenture previously was filed with the Commission on October 22, 2004, as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference. The First Supplemental Indenture previously was filed with the Commission on May 26, 2005, as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference. The Second Supplemental Indenture previously was filed with the Commission on October 4, 2006, as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference. The Third Supplemental Indenture is being filed with the Commission as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference. A copy of the form of Notes is filed herewith as Exhibit 4.2 and incorporated into this Item 1.01 by this reference.
The Third Supplemental Indenture revises the definition of “Total Unencumbered Assets” in the Indenture for the Operating Partnership’s notes issued from and after April 5, 2011 (including the Notes), and not any notes previously issued under the Indenture. Under the revised definition, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Indebtedness (as defined in the Indenture) for purposes of the covenant requiring the Operating Partnership and its subsidiaries to maintain the Total Unencumbered Assets equal to at least 150% of the aggregate outstanding principal amount of their Unsecured Indebtedness, all investments by Operating Partnership in persons that are not consolidated for financial reporting purposes under GAAP will be excluded from Total Unencumbered Assets.
The material terms of the Notes are described in a prospectus supplement, as filed with the Commission on April 1, 2011 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on April 29, 2009, contained in the Registration Statement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant
The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes is incorporated by reference into this Item 2.03.
Item 8.01 Other Events
On March 30, 2011, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
Exhibit
1.1	Underwriting Agreement dated March 30, 2011 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in the Pricing Agreement thereto.

1.2	Pricing Agreement dated March 30, 2011 relating to the Notes.

4.1	Third Supplemental Indenture dated as of April 5, 2011 among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and The Bank of New York Mellon, as trustee

4.2	Form of $325,000,000 aggregate principal amount of 4.95% Guaranteed Note due April 15, 2018.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantee.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated March 30, 2011.

Signatures
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust
By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

Brandywine Operating Partnership, L.P.
By:	Brandywine Realty Trust, its General Partner

By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

Date: April 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated March 30, 2011 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in the Pricing Agreement thereto.

1.2	Pricing Agreement dated March 30, 2011 relating to the Notes.

4.1	Third Supplemental Indenture dated as of April 5, 2011 among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and The Bank of New York Mellon, as trustee

4.2	Form of $325,000,000 aggregate principal amount of 4.95% Guaranteed Note due April 15, 2018.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantee.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated March 30, 2011.